Phoenix Growth & Income Fund,

a series of Phoenix Equity Series Fund

Supplement dated March 10, 2008 to the Prospectus dated November 13, 2007, as supplemented November 15, 2007 and to the

Statement of Additional Information (“SAI”) dated November 13, 2007

Important Notice to Investors

Effective March 10, 2008, the Phoenix Growth & Income Fund, a series of Phoenix Equity Series Fund (“Predecessor Fund”), has been reorganized into a fund named Phoenix Growth & Income Fund, a series of Phoenix Equity Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about the Phoenix Growth & Income Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 2089/G&I Reorg (03/08)